                               MOBITEC HOLDING AB
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 2000



                                    CONTENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   INDEPENDENT AUDITOR'S REPORT                                                1

   FINANCIAL STATEMENTS

         Consolidated balance sheets                                           2

         Consolidated statements of operations                                 3

         Consolidated statements of stockholders' equity                       4

         Consolidated statements of cash flows                             5 - 6

         Notes to consolidated financial statements                       7 - 14

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Mobitec Holding AB and Subsidiaries
Herrrljunga, Sweden

We have audited the accompanying consolidated balance sheets of Mobitec Holding AB and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mobitec Holding AB and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                     McGLADREY & PULLEN, LLP


Raleigh, North Carolina
July 17, 2001

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2000 AND 1999

                                                                                   (SEK AND DOLLAR AMOUNTS IN THOUSANDS)
                                                                               (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                                                               December 31,
ASSETS (NOTE 4)                                                                2000                    2000             1999
-----------------------------------------------------------------------------------------------------------------------------------
Current Assets
 Cash and cash equivalents                                                 SEK     2,077         $           221   SEK       6,222
 Trade accounts receivable (Note 8)                                               19,494                   2,071            13,028
 Other receivables                                                                 2,694                     286             2,048
 Inventories (Note 2)                                                             15,630                   1,660             9,861
 Prepaid expenses and other assets                                                   487                      52               408
                                                                              -----------------------------------     -------------
        TOTAL CURRENT ASSETS                                                      40,382                   4,290            31,567

Property and equipment, net of accumulated depreciation (Note 3)                   4,094                     435             3,622
Other assets (Note 7)                                                              1,221                     130               270
                                                                              -----------------------------------     -------------

        TOTAL ASSETS                                                       SEK    45,697         $         4,855   SEK      35,459
                                                                              ===================================     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
 Lines of credit (Note 4)                                                  SEK    10,061         $         1,069   SEK       4,531
 Accounts payable                                                                 10,459                   1,111             8,613
 Accrued expenses                                                                  6,017                     639             5,434
 Income tax payable                                                                  646                      69               135
 Other current liabilities (Note 4)                                                2,522                     269             2,028
                                                                              -----------------------------------     -------------
        TOTAL CURRENT LIABILITIES                                                 29,705                   3,157            20,741
                                                                              -----------------------------------     -------------
Long Term Liabilities
 Deferred income taxes (Note 6)                                                      145                      15               334
 Deferred compensation benefits (Note 7)                                             911                      97                 -
                                                                              -----------------------------------     -------------
        TOTAL LONG TERM LIABILITIES                                                1,056                     112               334
                                                                              -----------------------------------     -------------

        TOTAL LIABILITIES                                                         30,761                   3,269            21,075
                                                                              -----------------------------------     -------------

Minority interest in consolidated subsidiary                                       1,819                     193             1,009
                                                                              -----------------------------------     -------------

Commitments and Contingencies (Notes 5 and 11)

Stockholders' Equity
 Share capital, par value SEK 1.00 per share, 100,000 shares
   authorized and outstanding                                                        100                      12               100
 Legal reserve                                                                     2,653                     299             2,653
 Accumulated other comprehensive income, foreign
   translation adjustments                                                           564                      41               112
 Retained earnings                                                                 9,800                   1,041            10,510
                                                                              -----------------------------------     -------------
        TOTAL STOCKHOLDERS' EQUITY                                                13,117                   1,393            13,375
                                                                              -----------------------------------     -------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         SEK    45,697         $         4,855   SEK      35,459
                                                                              ===================================     =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                   (SEK AND DOLLAR AMOUNTS IN THOUSANDS)
                                                                               (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                                                     For the Years Ended December 31,
                                                                               2000                2000                  1999
----------------------------------------------------------------------------------------------------------------------------------

Net sales (Note 8)                                                      SEK     114,031        $    12,438       SEK       96,093
Cost of sales                                                                    67,961              7,413                 65,747
                                                                           --------------------------------         --------------
        GROSS PROFIT                                                             46,070              5,025                 30,346
                                                                           --------------------------------         --------------

Operating expenses:
  Selling, general and administrative                                            37,781              4,121                 24,014
  Research and development                                                        6,821                744                  4,742
  Other                                                                             146                 16                    373
                                                                           --------------------------------         --------------
      Total operating expenses                                                   44,748              4,881                 29,129
                                                                           --------------------------------         --------------

        OPERATING INCOME                                                          1,322                144                  1,217
                                                                           --------------------------------         --------------
Nonoperating income (expense):
  Other income (expense)                                                            219                 24                   (288)
  Interest (expense)                                                               (434)               (47)                  (243)
                                                                           --------------------------------         --------------
      Total nonoperating income (expense)                                          (215)               (23)                  (531)
                                                                           --------------------------------         --------------

        INCOME BEFORE INCOME TAXES                                                1,107                121                    686

Income tax expense (Note 6)                                                         491                 54                    274
                                                                           --------------------------------         --------------

        INCOME BEFORE MINORITY INTEREST IN NET INCOME
        OF CONSOLIDATED SUBSIDIARY                                                  616                 67                    412

Minority interest in net income of consolidated subsidiary                          807                 88                    175
                                                                           --------------------------------         --------------

        NET INCOME (LOSS)                                               SEK        (191)       $       (21)      SEK          237
                                                                           ================================         ==============

EARNINGS PER SHARE:
   Earnings (loss) per common share                                     SEK       (1.91)       $     (0.21)      SEK         2.37
                                                                           ================================         ==============
   Weighted average shares outstanding                                          100,000            100,000                100,000
                                                                           ================================         ==============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                                         (SEK AMOUNTS IN THOUSANDS)

                                                                                       Accumulated
                                                                                         Other           Other          Total
                                                    Share     Legal       Retained    Comprehensive   Comprehensive  Stockholders'
                                                   Capital   Reserve      Earnings       Income          Income         Equity
----------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1999                               100     2,653        10,273                -                         13,026
  Net income                                             -         -           237                -             237            237
  Changes in cumulative translation adjustments          -         -             -              112             112            112
                                                                                                      -------------
    Total comprehensive income                                                                                  349
                                                   ---------------------------------------------------=============---------------
Balance, December 31, 1999                             100     2,653        10,510              112                         13,375
  Net (loss)                                             -         -          (191)               -            (191)          (191)
  Changes in cumulative translation adjustments          -         -             -              452             452            452
                                                                                                      -------------
    Total comprehensive income                                                                                  261
                                                                                                      =============
  Dividends                                              -         -          (519)               -                           (519)
                                                   ---------------------------------------------------             ----------------
Balance, December 31, 2000                             100     2,653         9,800              564                         13,117
                                                   ===================================================             ================




SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                                                             (SEK AMOUNTS IN THOUSANDS)
                                                                                          For the Years Ended December 31,
                                                                                         2000                         1999
-----------------------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
 Net income (loss)                                                                SEK           (191)           SEK            237
 Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
   Minority interest in net income of consolidated subsidiary                                    807                           175
   Depreciation and amortization                                                               1,600                         1,348
   Deferred income taxes                                                                        (189)                           26
   Gain on sale of property and equipment                                                       (183)                            -
   Deferred compensation expense                                                               1,046                             -
 Changes in operating assets and liabilities:
   (Increase) in trade accounts receivable                                                    (6,466)                       (5,643)
   (Increase) in other receivables                                                              (646)                         (663)
   (Increase) decrease in inventories                                                         (5,769)                          814
   (Increase) decrease in prepaid expenses and other current assets                              (79)                           36
   Increase in accounts payable                                                                1,846                         2,354
   Increase in accrued expenses                                                                  583                         2,267
   (Decrease) increase in income tax payable                                                     511                          (156)
   Increase in other current liabilities                                                         494                         1,628
                                                                                      ---------------------------------------------
            NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                               (6,636)                        2,423
                                                                                      ---------------------------------------------

Cash Flows From Investing Activities
 Proceeds from sales of property and equipment                                                   461                             -
 Purchases of property and equipment                                                          (2,254)                       (1,732)
 Purchase of insurance to fund deferred compensation                                          (1,046)                            -
 Purchase of other assets                                                                       (153)                         (338)
                                                                                      ---------------------------------------------
            NET CASH USED IN INVESTING ACTIVITIES                                             (2,992)                       (2,070)
                                                                                      ---------------------------------------------

Cash Flows From Financing Activities
 Dividends                                                                                      (519)                            -
 Net proceeds from bank borrowings                                                             5,530                         1,741
                                                                                      ---------------------------------------------
            NET CASH PROVIDED BY FINANCING ACTIVITIES                                          5,011                         1,741
                                                                                      ---------------------------------------------

Effect of exchange rate change                                                                   472                           105
                                                                                      ---------------------------------------------

            NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                              (4,145)                        2,199

Cash and cash equivalents at beginning of year                                                 6,222                         4,023
                                                                                      ----------------              ---------------
Cash and cash equivalents at end of year                                          SEK          2,077            SEK          6,222
                                                                                      ================              ===============


                                                   (Continued)

                                                        5


MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                             (SEK AMOUNTS IN THOUSANDS)
                                                                                          For the Years Ended December 31,
                                                                                         2000                         1999
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Disclosures of Cash Flow Information
 Cash payments for:

  Interest                                                                        SEK            434            SEK            243
                                                                                      ================              ===============

  Income taxes                                                                    SEK            169            SEK             93
                                                                                      ================              ===============



SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: The Company develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Australia, Brazil, Germany, and Scandinavia.

A summary of the Company's significant accounting policies follows:

BASIS OF PRESENTATION: These consolidated financial statements have been prepared in Swedish Krona (SEK), the Company's functional currency. The 2000 consolidated balance sheet and statement of operations reflect amounts in US dollars in a "convenience translation" column. The consolidated financial statements have also been prepared in accordance with accounting principles generally accepted in the United States of America.

PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Mobitec AB. The consolidated financial statements also include the accounts of Mobitec AB's wholly owned subsidiaries (Mobitec GmbH, Mobitec Australia, Pty Ltd., Mobitec Klimat AB and Mobitec Hexair AB) and the accounts of its 50% owned subsidiary, Mobitec Brazil LTDA. Mobitec Hexair AB was sold during the year ended December 31, 2000; however, the results of its operations are included in the statements of income. All significant inter-company accounts and transactions have been eliminated in consolidation.

INVENTORIES: Inventories are stated at the lower of cost (average cost) or market.

PROPERTY AND EQUIPMENT: Property and equipment is stated at cost, less accumulated depreciation. If facts and circumstances suggest that the property and equipment will not be recoverable, as determined, based on the undiscounted cash flows over the remaining depreciable period, the Company will review for impairment. To the extent that there is an impairment, analysis is preformed based on several criteria, including but not limited to, revenue trends, discounted operation cash flows and other factors to determine the impairment amount. The Company computes depreciation on its equipment using the straight-line method over the following estimated useful lives:

                                                        Years
                                                       -------
                       Buildings                         50
                       Leasehold improvements             5
                       Machinery and equipment         3 to 10

ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES: The Company reports deferred tax assets and liabilities attributable to temporary differences between the book value of assets and liabilities and their tax value. The accumulated deferred tax liability is adjusted each year by applying the current tax rate in each country and is reported in the balance sheet as deferred income taxes.

FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Company's foreign subsidiaries are translated at exchange rates prevailing at the end of the year. Revenue and expense transactions are translated at the average of exchange rates in effect during the period. Translations gains and losses are recorded directly to stockholders' equity. Realized gains and losses on foreign currency transactions, if any, are included in operations.

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FAIR VALUE OF FINANCIAL INSTRUMENTS: The following summarizes the major methods and assumptions used in estimating the fair value of financial instruments:

         Cash and cash equivalents - The carrying amount approximates fair value due to the relatively short-term period to maturity of these instruments.

         Short-term borrowings - The carrying amount approximates fair value due to the variable interest rate adjustments based upon market conditions.

REVENUE RECOGNITION: The Company recognizes operating revenues upon shipment of goods to customers.

RESEARCH AND DEVELOPMENT: The Company expenses all research and development costs at the time expenses are incurred.

EARNINGS PER SHARE AMOUNTS: Earnings (loss) per share has been computed based upon the weighted average number of shares of share capital outstanding.

NOTE 2.  INVENTORIES

The components of inventories consist of the following:

                                                                      2000                     1999
                                                                    ---------                --------
Raw materials                                                    SEK   13,479             SEK   7,194
Work-in-process                                                           197                     148
Finished goods                                                          1,264                     802
Supplies                                                                  690                   1,717
                                                                    ---------                --------
                                                                 SEK   15,630             SEK   9,861
                                                                    =========                ========

NOTE 3.  PROPERTY AND EQUIPMENT

Property and equipment are as follows:

                                                                      2000                     1999
                                                                    ---------                --------
Land                                                             SEK        -             SEK      95
Buildings                                                                   -                     194
Machinery and equipment                                                 8,454                   6,373
Leasehold improvements                                                    797                     797
                                                                    ---------                --------
                                                                        9,251                   7,459
Less accumulated depreciation                                           5,157                   3,837
                                                                    ---------                --------
                                                                 SEK    4,094             SEK   3,622
                                                                    =========                ========


Depreciation expense was 1,504 SEK and 1,280 SEK for 2000 and 1999, respectively.

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 4.  LOAN AGREEMENTS

The Company has an agreement with a bank in which the Company may currently borrow up to a maximum of 4,500 SEK. At December 31, 2000 and 1999, 4,406 SEK and 4,531 SEK, respectively, was outstanding. Advances under the agreement are subject to a borrowing base of 75% of eligible accounts receivable. The line of credit bears interest at 5.1% and is collateralized by accounts receivable. This line of credit agreement expires on October 31, 2001.

The Company also has an agreement with a bank in which it may borrow up to 6,000 SEK of which 5,655 SEK was outstanding at December 31, 2000. The terms of this agreement require the payment of an unused credit line fee equal to 0.5% of the unused portion and interest at 5% of the outstanding balance. This agreement is collateralized by a mortgage on substantially all assets of the Company. This agreement expires on October 31, 2001.

The Company also has convertible loans of 99 SEK at December 31, 2000 from employees that can be converted into share capital of the Company. These loans are reflected in "other current liabilities" at December 31, 2000. These loans were repaid by the Company in June 2001.

NOTE 5.  LEASE COMMITMENTS

The Company has lease commitments under operating leases for vehicles and office space. Rental expense for 2000 and 1999 was 1,800 SEK and 1,040 SEK, respectively.

At December 31, 2000, the future minimum lease commitments under non-cancelable operating leases are as follows:

Year Ending                                                         Operating
December 31,                                                          Leases
---------------------------------------------------------------------------------
2001                                                             SEK        1,320
2002                                                                        1,488
2003                                                                        1,382
2004                                                                        1,009
2005                                                                          916
Thereafter                                                                    192
                                                                    -------------
Total minimum lease payments                                     SEK        6,307
                                                                    =============

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 6.  INCOME TAXES

The components of income tax expense for the years ended December 31, 2000 and 1999 consisted of the following:

                                                            2000              1999
                                                         ------------       -----------
Current expense                                       SEK         680    SEK        248
Deferred expense (benefit)                                       (189)               26
                                                         ------------       -----------
                                                      SEK         491    SEK        274
                                                         ============       ===========


At December 31, 2000 and 1999, the Company has net deferred tax liabilities that consist of the following:

                                                            2000              1999
                                                         ------------       -----------
Deferred tax assets:
Property and equipment                                SEK         130    SEK         87
Inventories                                                         6                 -
                                                         ------------       -----------
                                                                  136                87
                                                         ------------       -----------

Deferred tax liabilities:
Untaxed reserves                                                  281               281
Other                                                               -               140
                                                         ------------       -----------
                                                                  281               421
                                                         ------------       -----------
Net deferred tax liabilities                          SEK        (145)   SEK       (334)
                                                         ============       ===========

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 6.   INCOME TAXES (CONTINUED)

The deferred tax amounts above have been classified on the consolidated balance sheets as follows:

                                                              2000                  1999
                                                          ----------------------------------
Current assets                                         SEK            -      SEK           -
Noncurrent assets                                                     -                    -
Noncurrent liabilities                                             (145)                (334)
                                                          -------------         ------------
                                                       SEK         (145)     SEK        (334)
                                                          =============         ============


The income tax provision differs from the amount of income tax determined by applying the applicable Swedish income tax rate to pretax income for 2000 and 1999 due to the following:

                                                                2000                          1999
                                                       ----------------------         --------------------
                                                          Amount     Percent          Amount         %
                                                       ----------------------         --------------------
Computed "expected" tax expense                     SEK      310        28.0%      SEK      192      28.0%
Increase in income taxes resulting from:
  Nondeductible items                                        173        15.6%                68       9.9%
  Other                                                        8         0.8%                14       2.0%
                                                       ----------------------         --------------------
                                                    SEK      491        44.4%      SEK      274      39.9%
                                                       ======================         ====================

NOTE 7.   RETIREMENT PLAN

During 2000, the Company entered into a deferred compensation plan agreement with a former key employee which permitted the employee to retire at age 60. In March 2000, the employee retired and the Company paid approximately 1,046 SEK to fund an insurance contract. The Company also recorded a corresponding liability to cover the estimated present value of the liability to be paid to the recipient. Each month, the recipient will receive approximately 17 SEK over a 60-month term. At December 31, 2000, the related asset and liability associated with this plan is 911 SEK and is included in the accompanying balance sheet as "other assets" and as "deferred compensation benefits."

The amount of the expense associated with this plan for the year ended December 31, 2000 was approximately 1,046 SEK.

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 8.   MAJOR CUSTOMER

Sales to a major customer (which consists of six wholly-owned subsidiaries of a Scandinavian and European bus and truck manufacturing company) during the years ended December 31, 2000 and 1999 are as follows:

                                                             Amount of Net Sales
                                                           Years Ended December 31,
                                                    ------------------------------------
                                                         2000               1999
                                                    ------------------------------------
Customer A                                       SEK        31,261     SEK        25,788
                                                    --------------        --------------
                                                 SEK        31,261     SEK        25,788
                                                    ==============        ==============

                                                         Trade Accounts Receivable
                                                                December 31,
                                                    ------------------------------------
                                                         2000               1999
                                                    ------------------------------------
Customer A                                       SEK         2,839     SEK         4,819
                                                    --------------        --------------
                                                 SEK         2,839     SEK         4,819
                                                    ==============        ==============


Because of the nature of the Company's business, the major customers may vary between years.

NOTE 9.   OTHER COMPREHENSIVE INCOME

The following is a summary of the tax effects of the components of other comprehensive income, consisting solely of foreign currency translation adjustments, reported in the statements of stockholders' equity for the years ended December 31, 2000 and 1999:

                                                          Pre-tax                Tax               Net-of-tax
                                                          Amount               Expense               Amount
                                                      --------------        --------------       --------------
Year ended December 31, 2000:
Foreign currency translation adjustment            SEK           628     SEK           176    SEK           452
                                                      ==============        ==============       ==============
Year ended December 31, 1999:
Foreign currency translation adjustment            SEK           155     SEK            43    SEK           112
                                                      ==============        ==============       ==============

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 10.  FOREIGN OPERATIONS

The Company has one business segment in which it develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Scandinavia, Germany, Australia, and Brazil.

Summarized financial information for the Company's foreign sales (attributed to countries based on the location of the subsidiary) for the year ended December 31, 2000 and 1999 is as follows:

                                                                2000              1999
                                                         -----------------------------------
Sweden                                                   SEK      99,761     SEK      96,277
Germany                                                           11,925               7,727
Australia                                                          6,770                   -
Brazil                                                            13,850               1,594
Elimination of inter-company sales                               (18,275)             (9,505)
                                                            ------------        ------------
                                                         SEK     114,031     SEK      96,093
                                                            ============        ============


The following table presents information about the Company's operating income by geographic area:

Sweden                                                   SEK        (647)    SEK       1,302
Germany                                                           (1,013)               (252)
Australia                                                            770                   -
Brazil                                                             1,767                 328
Elimination of inter-company income (loss)                           445                (161)
                                                            ------------        ------------
                                                         SEK       1,322     SEK       1,217
                                                            ============        ============


The following table presents information about the Company's identifiable assets by geographic area:


Sweden                                                   SEK      43,365     SEK      37,387
Germany                                                            3,730               4,624
Australia                                                          5,311                   -
Brazil                                                             6,297               3,772
Elimination of inter-company receivables and payables            (13,006)            (10,324)
                                                            ------------        ------------
                                                         SEK      45,697     SEK      35,459
                                                            ============        ============

MOBITEC HOLDING AB AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (SEK AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


NOTE 11.  CONTINGENCIES

The Company, in the normal course of operations, is involved in several legal actions, which are vigorously being contested. In management's opinion, the ultimate resolution of these matters will not have a material adverse effect on the Company's financial position.

NOTE 12.  SUBSEQUENT EVENT

On June 28, 2001, all of the outstanding stock of the Company was acquired by Digital Recorders, Inc. ("Digital"), a manufacturer incorporated in the United States, and its wholly-owned subsidiary, DRI Europa AB ("DRI Europa"). The acquisition of the Company's stock was made pursuant to an Amended Option Agreement, dated March 13, 2001, and a Stock Purchase Agreement, dated June 27, 2001. Both agreements were between Digital and DRI Europa, as the purchasers, and the Company's individual shareholders, as the sellers. The purchase price for the Company's shares consisted of a combination of cash, notes to the individual sellers, Digital stock and warrants to purchase Digital stock. The total purchase price was approximately 80,277 SEK. As a result of the acquisition, the Company has become a wholly-owned subsidiary of DRI Europa.

                               MOBITEC HOLDING AB
                                AND SUBSIDIARIES



                        CONSOLIDATED FINANCIAL STATEMENTS




                                 MARCH 31, 2001

                                    CONTENTS



-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
FINANCIAL STATEMENTS

  Consolidated balance sheets                                                     1

  Consolidated statements of income                                               2

  Consolidated statements of cash flows                                       3 - 4

  Notes to consolidated financial statements                                  5 - 8

-----------------------------------------------------------------------------------


MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS



                                                                                     (SEK AND DOLLAR AMOUNTS IN THOUSANDS)
                                                                                 (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                                               MARCH 31,          MARCH 31,           DECEMBER 31,
                                                                                 2001               2001                  2000
ASSETS                                                                                 (UNAUDITED)                       (NOTE)
-----------------------------------------------------------------------------------------------------------------------------------
Current Assets
   Cash and cash equivalents                                               SEK     2,182          $     210          SEK     2,077
   Trade accounts receivable                                                      21,966              2,112                 19,494
   Other receivables                                                               4,777                459                  2,694
   Inventories                                                                    15,557              1,496                 15,630
   Prepaid expenses and other assets                                                 558                 54                    487
                                                                               -------------------------------           ----------
              TOTAL CURRENT ASSETS                                                45,040              4,331                 40,382

   Property and equipment, net of accumulated depreciation                         2,950                284                  4,094
   Other assets                                                                      867                 83                  1,221
                                                                               -------------------------------           ----------

              TOTAL ASSETS                                                 SEK    48,857          $   4,698          SEK    45,697
                                                                               ===============================           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Lines of credit                                                         SEK    11,544          $   1,110          SEK    10,061
   Accounts payable                                                               10,614              1,020                 10,459
   Accrued expenses                                                                6,323                608                  6,017
   Income tax payable                                                              1,019                 98                    646
   Other current liabilities                                                       1,411                136                  2,522
                                                                               -------------------------------           ----------
              TOTAL CURRENT LIABILITIES                                           30,911              2,972                 29,705
                                                                               -------------------------------           ----------
   Long Term Liabilities
   Deferred income taxes                                                             389                 37                    145
   Deferred compensation benefits                                                    860                 83                    911
                                                                               -------------------------------           ----------
              TOTAL LONG TERM LIABILITIES                                          1,249                120                  1,056
                                                                               -------------------------------           ----------

              TOTAL LIABILITIES                                                   32,160              3,092                 30,761
                                                                               -------------------------------           ----------

Minority interest in consolidated subsidiary                                       2,163                208                  1,819
                                                                               -------------------------------           ----------

Stockholders' Equity
   Share capital, par value $1.00 per share, 100,000 shares
     authorized and outstanding                                                      100                 12                    100
   Legal reserve                                                                   2,106                266                  2,653
   Accumulated other comprehensive income, foreign
     translation adjustment                                                         (348)               (98)                   564
   Retained earnings                                                              12,676              1,218                  9,800
                                                                               -------------------------------           ----------
              TOTAL STOCKHOLDERS' EQUITY                                          14,534              1,398                 13,117
                                                                               -------------------------------           ----------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   SEK    48,857          $   4,698          SEK    45,697
                                                                               ===============================           ==========


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Note: The consolidated balance sheet as of December 31, 2000 was taken from the audited financial statements as of that date.

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2001 AND 2000



                                                                                     (SEK AND DOLLAR AMOUNTS IN THOUSANDS)
                                                                                 (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                                                     For the Three Months Ended March 31,
                                                                                 2001               2001                  2000
-----------------------------------------------------------------------------------------------------------------------------------
Net sales                                                                  SEK    34,207          $   3,511          SEK    26,148
Cost of sales                                                                     18,306              1,879                 15,076
                                                                               -------------------------------           ----------
              GROSS PROFIT                                                        15,901              1,632                 11,072
                                                                               -------------------------------           ----------

Operating expenses:
   Selling, general and administrative                                            10,113              1,038                  8,178
   Research and development                                                        1,500                154                  1,705
                                                                               -------------------------------           ----------
        Total operating expenses                                                  11,613              1,192                  9,883
                                                                               -------------------------------           ----------

              OPERATING INCOME                                                     4,288                440                  1,189
                                                                               -------------------------------           ----------

Nonoperating income (expense):
   Other income (expense)                                                           (139)               (14)                   (28)
   Interest (expense)                                                                 (9)                (1)                   (17)
                                                                               -------------------------------           ----------
        Total nonoperating income (expense)                                         (148)               (15)                   (45)
                                                                               -------------------------------           ----------

              INCOME BEFORE INCOME TAXES                                           4,140                425                  1,144

Income tax expense                                                                   920                 94                    534
                                                                               -------------------------------           ----------

              INCOME BEFORE MINORITY INTEREST IN NET INCOME
              OF CONSOLIDATED SUBSIDIARY                                           3,220                331                    610

Minority interest in net income of consolidated subsidiary                           344                 35                     99
                                                                               -------------------------------           ----------

              NET INCOME                                                   SEK     2,876          $     296          SEK       511
                                                                               ===============================           ==========

COMPREHENSIVE INCOME                                                       SEK     1,964          $     202          SEK       482
                                                                               ===============================           ==========

EARNINGS PER SHARE:
   Earnings per common share                                               SEK     28.76          $    2.96          SEK      5.11
                                                                               ===============================           ==========
   Weighted average shares outstanding                                           100,000            100,000                100,000
                                                                               ===============================           ==========


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2001 AND 2000

                                                                                          (AMOUNTS IN THOUSANDS)
                                                                                   For the Three Months Ended March 31,
                                                                                     2001                       2000
--------------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
 Net income                                                                    SEK        2,876            SEK       511
 Adjustments to reconcile net income to net cash provided by (used in)
 operating activities:
   Minority interest in net income of consolidated subsidiary                               344                       99
   Depreciation                                                                             224                      368
   Deferred income taxes                                                                    244                       (9)
   Book value of property and equipment and other assets disposed                         2,290                        -
 Changes in operating assets and liabilities:
   (Increase) in trade accounts receivable                                               (2,472)                    (889)
   (Increase) decrease in other receivables                                              (2,083)                      33
   (Increase) decrease in inventories                                                        73                   (2,654)
   (Increase) in prepaid expenses and other current assets                                  (71)                    (328)
   Increase in accounts payable                                                             155                    2,547
   (Decrease) increase in accrued expenses                                                  306                     (916)
   Increase in income tax payable                                                           373                      341
   (Decrease) in other current liabilities                                               (1,111)                    (824)
   (Decrease) in deferred compensation benefits                                             (51)                       -
                                                                                  ----------------------------------------
       NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                1,097                   (1,721)
                                                                                  ----------------------------------------

Cash Flows From Investing Activities
 Proceeds from sales of property and equipment                                                1                        -
 Purchases of property and equipment                                                     (1,050)                    (653)
 Other                                                                                       33                       16
                                                                                  ----------------------------------------
       NET CASH USED IN INVESTING ACTIVITIES                                             (1,016)                    (637)
                                                                                  ----------------------------------------

Cash Flows From Financing Activities
 Net proceeds from bank borrowings                                                        1,483                      244
 Change in legal reserve                                                                   (547)                     363
                                                                                  ----------------------------------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                                            936                      607
                                                                                  ----------------------------------------

Effect of exchange rate change                                                             (912)                     (29)
                                                                                  ----------------------------------------

       NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 105                   (1,780)

Cash and cash equivalents at beginning of period                                          2,077                    6,222
                                                                                  --------------              ------------
Cash and cash equivalents at end of period                                     SEK        2,182            SEK     4,442
                                                                                  ==============              ============

                                                            (Continued)


                                                                3


MOBITEC HOLDING AB AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2001 AND 2000

                                                                                          (AMOUNTS IN THOUSANDS)
                                                                                   For the Three Months Ended March 31,
                                                                                     2001                       2000
--------------------------------------------------------------------------------------------------------------------------
Supplemental Disclosures of Cash Flow Information
 Cash payments for:
   Interest                                                                    SEK            9           SEK         17
                                                                                  ==============              ============

   Income taxes                                                                SEK          303           SEK        202
                                                                                  ==============              ============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MOBITEC HOLDING AB AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: The Company develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Australia, Brazil, Germany, and Scandinavia.

A summary of the Company's significant accounting policies follows:

BASIS OF PRESENTATION: In the opinion of management, the accompanying unaudited consolidated financial statements include all adjustments (consisting only of normal adjustments) necessary for a fair presentation of the financial position of Mobitec Holding AB and subsidiaries (the "Company") at March 31, 2001 and December 31, 2000, the results of operations for the three months ended March 31, 2001 and 2000, and cash flows for the three months ended March 31, 2001 and 2000. These consolidated financial statements should be read in conjunction with the consolidated financial statements and the related notes included in the Company's annual 2000 financial statements.

These consolidated financial statements have been prepared in Swedish Krona
(SEK), the Company's functional currency. The 2001 consolidated balance sheet and statement of income reflect amounts in US dollars in a "convenience translation" column. The consolidated financial statements have also been prepared in accordance with accounting principles generally accepted in the United States of America.

PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Mobitec AB. The consolidated financial statements also include the accounts of Mobitec AB's wholly owned subsidiaries (Mobitec GmbH, Mobitec Australia, Pty Ltd., Mobitec Klimat AB and Mobitec Hexair AB) and the accounts of its 50% owned subsidiary, Mobitec Brazil LTDA. Mobitec Hexair AB was sold on December 31, 2000 and Mobitec Klimat AB was sold on January 1, 2001. All significant inter-company accounts and transactions have been eliminated in consolidation.

INVENTORIES: Inventories are stated at the lower of cost (average cost) or market.

PROPERTY AND EQUIPMENT: Property and equipment is stated at cost, less accumulated depreciation. If facts and circumstances suggest that the property and equipment will not be recoverable, as determined, based on the undiscounted cash flows over the remaining depreciable period, the Company will review for impairment. To the extent that there is an impairment, analysis is preformed based on several criteria, including but not limited to, revenue trends, discounted operation cash flows and other factors to determine the impairment amount. The Company computes depreciation on its equipment using the straight-line method over the following estimated useful lives:



                                                  Years
                                                ---------
            Buildings                              50
            Leasehold improvements                  5
            Machinery and equipment              3 to 10


ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES: The Company reports deferred tax assets and liabilities attributable to temporary differences between the book value of assets and liabilities and their tax value. The accumulated deferred tax liability is adjusted each year by applying the current tax rate in each country and is reported in the balance sheet as deferred income taxes.

MOBITEC HOLDING AB AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Company's foreign subsidiaries are translated at exchange rates prevailing at the end of the period. Revenue and expense transactions are translated at the average of exchange rates in effect during the period. Translations gains and losses are recorded directly to stockholders' equity. Realized gains and losses on foreign currency transactions, if any, are included in operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS: The following summarizes the major methods and assumptions used in estimating the fair value of financial instruments:

         Cash and cash equivalents - The carrying amount approximates fair value due to the relatively short-term period to maturity of these instruments.

         Short-term borrowings - The carrying amount approximates fair value due to the variable interest rate adjustments based upon market conditions.

REVENUE RECOGNITION: The Company recognizes operating revenues upon shipment of goods to customers.

RESEARCH AND DEVELOPMENT: The Company expenses all research and development costs at the time expenses are incurred.

EARNINGS PER SHARE AMOUNTS: Earnings per share has been computed based upon the weighted average number of shares of share capital outstanding.


NOTE 2.  OTHER COMPREHENSIVE INCOME

The following is a summary of the tax effects of the components of other comprehensive income, consisting solely of foreign currency translation adjustments, reported in the statements of stockholders' equity for the three months ended March 31, 2001 and 2000:

                                                Pre-tax               Tax             Net-of-tax
                                                 Amount            (Benefit)             Amount
                                              ------------       -------------       --------------

Three months ended March 31, 2001:
Foreign currency translation adjustment   SEK      (1,266)  SEK          (354)  SEK           (912)
                                              ============       =============       ==============

Three months ended March 31, 2000:
Foreign currency translation adjustment   SEK         (40)  SEK           (11)  SEK            (29)
                                              ============       =============       ==============

MOBITEC HOLDING AB AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 3.  FOREIGN OPERATIONS

The Company has one business segment in which it develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Scandinavia, Germany, Australia, and Brazil.

Summarized financial information for the Company's foreign sales (attributed to countries based on the location of the subsidiary) for the three months ended March 31, 2001 and 2000 is as follows:

                                                                                  2001                     2000
                                                                         ----------------------------------------

Sweden                                                                SEK         29,414         SEK      24,978
Germany                                                                            3,209                   3,746
Australia                                                                          3,778                       -
Brazil                                                                             4,106                   2,197
Elimination of inter-company sales                                                (6,300)                 (4,773)
                                                                         ----------------           -------------
                                                                      SEK         34,207         SEK      26,148
                                                                         ================           =============

The following table presents information about the Company's operating income
(loss) by geographic area:


Sweden                                                                SEK          2,676         SEK         726
Germany                                                                             (106)                    128
Australia                                                                            279                       -
Brazil                                                                               840                     179
Elimination of inter-company income (loss)                                           599                     156
                                                                         ----------------           -------------
                                                                      SEK          4,288         SEK       1,189
                                                                         ================           =============

The following table presents information about the Company's identifiable assets by geographic area:


Sweden                                                                SEK         43,928
Germany                                                                            3,444
Australia                                                                          5,124
Brazil                                                                             7,012
Elimination of inter-company receivables and payables                            (10,651)
                                                                         ----------------
                                                                      SEK         48,857
                                                                         ================

MOBITEC HOLDING AB AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 4.  SUBSEQUENT EVENT

On June 28, 2001, all of the outstanding stock of the Company was acquired by Digital Recorders, Inc. ("Digital"), a manufacturer incorporated in the United States, and its wholly-owned subsidiary, DRI Europa AB ("DRI Europa"). The acquisition of the Company's stock was made pursuant to an Amended Option Agreement, dated March 13, 2001, and a Stock Purchase Agreement, dated June 27, 2001. Both agreements were between Digital and DRI Europa, as the purchasers, and the Company's individual shareholders, as the sellers. The purchase price for the Company's shares consisted of a combination of cash, notes to the individual sellers, Digital stock and warrants to purchase Digital stock. The total purchase price was approximately 80,277 SEK. As a result of the acquisition, the Company has become a wholly-owned subsidiary of DRI Europa.